UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 21, 2011

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On January 21, 2011, the Compensation and Nominating Committee of the Board of Directors (the "Compensation Committee") of Celadon Group, Inc., a Delaware corporation, (the "Company"), increased the salary of a certain named executive officer, our principal accounting officer, and our principal financial officer, granted employee stock options to a certain named executive officer, our principal accounting officer, and our principal financial officer, and granted restricted stock awards to certain named executive officers.

Salary Increase

The Compensation Committee approved salary increases for Bart Middleton, the Company's Vice President and Principal Accounting Officer, Eric Meek, the Company's Vice President, Treasurer, and Principal Financial Officer, and Kenneth Core, the Company's Vice President and Secretary, such that their annualized salaries will increase effective January 21, 2011, to $132,000, $130,000, and $132,400 from $127,000, $115,000, and $127,400, respectively.

Stock Option Awards

On January 21, 2011, the Compensation Committee approved stock option awards of 10,000 shares each to Messrs. Middleton, Meek, and Core effective immediately. The stock option awards vest one-fourth on each of the first four anniversaries of the grant date, conditioned on continued employment and certain other forfeiture provisions.  The exercise price of the stock options is the closing price of the Company's stock on January 21, 2011, or $14.39.  Upon exercise, the stock options will convert to the Company’s common stock on a one-for-one basis.

Restricted Stock Awards

On January 21, 2011, the Compensation Committee approved restricted stock awards to each of Messrs. Stephen Russell, Paul Will, and Jonathan Russell effectively immediately. The restricted stock award vests one-fourth on each of the first four anniversaries of the grant date, conditioned on continued employment and certain other forfeiture provisions.

The following table sets forth the restricted stock awards.

Name and Position	Shares of Restricted Stock

Stephen Russell, Chairman and CEO	72,000

Paul Will, President, COO, and Assistant Secretary	34,000

Jonathan Russell, President of Logistics	22,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: January 27, 2011	By:	/s/ Paul Will
Paul Will President, Chief Operating Officer, and Assistant Secretary